                                                                   Exhibit 99.1

                                                       CONTACTS: Mary K. Talbot
                                                                 (401) 245-8819

               SLADE'S FERRY BANCORP REPORTS 2006 ANNUAL EARNINGS

SOMERSET, Mass. (February 1, 2007) -- Slade's Ferry Bancorp (the "Company"), (NASDAQ Capital Market: SFBC) parent company of Slade's Ferry Trust Company (the "Bank"), announced that its net income for the year ended December 31, 2006 was $3.6 million, a decrease of 10.0% from net income for the year ended December 31, 2005, which totaled $4.0 million. Basic earnings per share totaled $0.87 and $0.98 for the years ended December 31, 2006 and 2005, respectively. Diluted earnings per share totaled $0.87 and $0.97 for the years ended December 31, 2006 and 2005, respectively, also representing a decrease of 10.3%.

Net income for the three months ended December 31, 2006 totaled $1.0 million, or $0.25 per share (basic and diluted), as compared to $1.2 million or $0.28 per share (basic and diluted), for the three months ended December 31, 2005.

The primary reason for the decrease in earnings for the year was the flat or inverted yield curve that persisted throughout calendar year 2006. The inverted yield curve equates to a decreased net interest margin which is the primary source of the Company's earnings. As a result, net interest and dividend income remained relatively flat at $18.1 million for the year ended December 31, 2006 as compared to $17.9 million for the year ended December 31, 2005. Net interest and dividend income decreased by 2.8% from $4.6 million for the three months ended December 31, 2005, to $4.4 million for the three months ended December 31, 2006.

Total consolidated assets increased from $585.9 million at December 31, 2005 to $607.7 million at December 31, 2006, an increase of 3.7%. Net loans increased 3.1% from $409.6 million at December 31, 2005 to $422.4 million at December 31, 2006. Deposits increased from $415.8 million at December 31, 2005 to $424.0 million at December 31, 2006, an increase of 2.0%. During the same time, the Bank increased its level of Federal Home Loan Bank advances from $107.9 million at December 31, 2005 to $119.1 million at December 31, 2006, an increase of 10.4%.

"We were pleased to have been able to deliver a very favorable profit in spite of the inverted yield curve and the intense competition for deposits," said President and CEO Mary Lynn Lenz. "The fact that we were able to grow our balance sheet and position ourselves to take advantage of the situation once the yield curve normalizes speaks to the efforts of our dedicated Board and employee workforce."

Total stockholders' equity at December 31, 2006 was $51.2 million compared to $48.9 million at December 31, 2005, an increase of 4.9%. Book value per share was $12.49 at December 31, 2006 as compared to $11.82 at December 31, 2005, an increase of 5.7%. Both the Company and the Bank maintain capital levels sufficient to be considered "well-capitalized" under applicable regulatory capital guidelines and requirements.

The Company declared a $0.09 dividend to common shareholders of record on January 3, 2007, which was paid on January 19, 2007.
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Slade's Ferry Bancorp was founded to serve community-banking needs with both personal and commercial products and services. With more than $608 million in assets and nine retail branches in Southeastern Massachusetts, Slade's Ferry is a trusted community partner to both business and personal banking customers. Traded on the NASDAQ Capital Market as SFBC, Slade's Ferry Bancorp can also be found on the web at www.sladesferry.com and in seven Massachusetts communities
- Assonet, Fairhaven, Fall River, New Bedford, Seekonk, Somerset and Swansea.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the strength of the company's capital and asset quality. Other such statements may be identified by words such as "believes," "will," "expects," "project," "may," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of Slade's Ferry Bancorp's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectation expressed in our forward-looking statements: (1) enactment of adverse government regulations (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (3) the strength of the United States economy in general and specifically the strength of the New England economics may be different than expected, resulting in, among other things, a deterioration in overall credit quality and borrowers' ability to service and repay loans, or a reduced demand for credit, including the resultant effect on the Bank's loan portfolio, levels of charge-offs and non-performing loans and allowance for loan losses; (4) changes in the interest rate environment may reduce interest margins and adversely impact net interest income and (5) changes in assumptions used in making such forward-looking statements. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Slade's Ferry Bancorp's actual results could differ materially from those discussed. All subsequent written and oral forward-looking statements attributable to Slade's Ferry Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above. Slade's Ferry Bancorp does not intend or undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statements are made.
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                     Slade's Ferry Bancorp. and Subsidiary
                          Consolidated Balance Sheets
                                  (Unaudited)

                                                              December 31,
                                                         ----------------------
                                                           2006          2005
                                                         --------      --------
Assets                                                       (In thousands)
------

Cash and due from banks                                  $ 19,448      $ 17,232
Interest-bearing demand deposits with other banks           1,007           586
Federal funds sold                                          1,900         2,200
                                                         --------      --------
      Cash and cash equivalents                            22,355        20,018
Interest-bearing certificates of deposit
 with other banks                                             100           100
Securities available for sale                             105,603        94,298
Securities held to maturity                                24,623        29,306
Federal Home Loan Bank stock, at cost                       6,856         6,304
Loans, net                                                422,370       409,610
Premises and equipment, net                                 5,587         5,917
Goodwill                                                    2,173         2,173
Accrued interest receivable                                 2,311         2,298
Bank-owned life insurance                                  12,317        11,884
Other assets                                                3,465         4,006
                                                         --------      --------
                                                         $607,760      $585,914
                                                         ========      ========

Liabilities and Stockholders' Equity

Deposits:
  Noninterest-bearing                                    $ 79,101      $ 80,705
  Interest-bearing                                        344,905       335,141
                                                         --------      --------
      Total deposits                                      424,006       415,846
Short-term borrowings                                           -         7,000
Long-term borrowings                                      119,058       100,865
Subordinated debentures                                    10,310        10,310
Accrued expenses and other liabilities                      3,141         3,038
                                                         --------      --------
      Total liabilities                                   556,443       537,059
Stockholders' equity:
  Common stock                                                 42            41
  Additional paid-in capital                               31,443        31,014
  Retained earnings                                        21,111        18,998
  Accumulated other comprehensive loss                       (464)       (1,198)
  Unearned compensation                                      (887)            -
                                                         --------      --------
      Total stockholders' equity                           51,245        48,855
                                                         --------      --------
                                                         $607,760      $585,914
                                                         ========      ========
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                     Slade's Ferry Bancorp. and Subsidiary
                       Consolidated Statements of Income
                                  (Unaudited)

                                                          Three Months Ended
                                                             December 31,
                                                         2006           2005
                                                        ------         ------
                                                        (In thousands, except
                                                           per share data)
Interest and dividend income:
  Interest and fees on loans                            $7,066         $6,247
  Interest and dividends on securities                   1,656          1,387
  Other interest                                            99             57
                                                        ------         ------
      Total interest and dividend income                 8,821          7,691
Interest expense:
  Interest on deposits                                   2,741          1,796
  Interest on Federal Home Loan Bank advances            1,425          1,147
  Interest on subordinated debentures                      217            180
                                                        ------         ------
      Total interest expense                             4,383          3,123
                                                        ------         ------
Net interest and dividend income
                                                         4,438          4,568
Provision for loan losses                                    -             58
                                                        ------         ------
Net interest income, after provision for loan losses
                                                         4,438          4,510
Noninterest income:
  Service charges on deposit accounts                      362            291
  Gain on sales and calls of available-for-sale
   securities, net                                          35              2
  Gain on sales of loans                                     -             (1)
  Other income                                             370            317
                                                        ------         ------
      Total noninterest income                             767            609
Noninterest expense:
  Salaries and employee benefits                         1,645          1,820
  Occupancy and equipment expense                          488            427
  Other expense                                          1,329          1,029
                                                        ------         ------
      Total noninterest expense                          3,462          3,276
                                                        ------         ------
Income before income taxes                               1,743          1,843
Provision for income taxes                                 700            671
                                                        ------         ------
      Net income                                        $1,043         $1,172
                                                        ======         ======
Earnings per share:
  Basic                                                 $ 0.25         $ 0.28
                                                        ======         ======
  Diluted                                               $ 0.25         $ 0.28
                                                        ======         ======
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                     Slade's Ferry Bancorp. and Subsidiary
                       Consolidated Statements of Income
                                  (Unaudited)

                                                         Twelve Months Ended
                                                             December 31,
                                                          2006          2005
                                                        -------       -------
                                                        (In thousands, except
                                                           per share data)
Interest and dividend income:
  Interest and fees on loans                            $27,263       $23,184
  Interest and dividends on securities                    5,904         5,463
  Other interest                                            234           272
                                                        -------       -------
      Total interest and dividend income                 33,401        28,919
Interest expense:
  Interest on deposits                                    9,524         6,084
  Interest on Federal Home Loan Bank advances             4,986         4,274
  Interest on subordinated debentures                       828           637
                                                        -------       -------
      Total interest expense                             15,338        10,995
                                                        -------       -------
Net interest and dividend income                         18,063        17,924
Provision for loan losses                                    39           167
                                                        -------       -------
Net interest income, after provision for loan losses     18,024        17,757
Noninterest income:
  Service charges on deposit accounts                     1,394           914
  Gain (loss) on sales and calls of
   available-for-sale securities, net                      (116)           29
  Gain on sales of loans                                      -            49
  Other income                                            1,469         1,328
                                                        -------       -------
      Total noninterest income                            2,747         2,320
Noninterest expense:
  Salaries and employee benefits                          8,087         8,063
  Occupancy and equipment expense                         1,950         1,680
  Other expense                                           4,866         4,153
                                                        -------       -------
      Total noninterest expense                          14,903        13,896
                                                        -------       -------
Income before income taxes                                5,868         6,181
Provision for income taxes                                2,249         2,161
                                                        -------       -------
      Net income                                        $ 3,619       $ 4,020
                                                        =======       =======

Earnings per share:
  Basic                                                 $  0.87       $  0.98
                                                        =======       =======
  Diluted                                               $  0.87       $  0.97
                                                        =======       =======